First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 29th day of October, 2025.

/s/ James A. Bowen

James A. Bowen

State of Illinois	)
	)	SS
County of DuPage	)

On this 29th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public-Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 29th day of October, 2025.

/s/ Richard E. Erickson

Richard E. Erickson

State of Illinois	)
	)	SS
County of DuPage	)

On this 29th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public-Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of October, 2025.

/s/ Thomas R. Kadlec

Thomas R. Kadlec

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 30th day of October, 2025.

/s/ Denise M. Keefe

Denise M. Keefe

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of October, 2025.

/s/ Robert F. Keith

Robert F. Keith

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of October, 2025.

/s/ Niel B. Nielson

Niel B. Nielson

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of October, 2025.

/s/ Bronwyn Wright

Bronwyn Wright

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek

First Trust Series Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints James A. Bowen, James M. Dykas, W. Scott Jardine, Kristi A. Maher and Eric F. Fess and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements for FT Vest Hedged Bitcoin Total Return Income Fund, FT Vest S&P 500® Dividend Aristocrats Target High Income Fund, FT Vest U.S. Equity Deep Buffer 20 Fund, and FT Vest U.S. Hedged Equity Fund, each a series of the above-referenced organization, on Form N-14 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of October, 2025.

/s/ Thomas J. Driscoll

Thomas J. Driscoll

State of Illinois	)
	)	SS
County of DuPage	)

On this 30th day of October, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Renee Lynn Lorek
Notary Public, State of Illinois My Commission Expires: 9/10/2028	Notary Public- Renee Lynn Lorek